UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________

SCHEDULE 14A

_______________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.      )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

XAI Octagon Floating Rate & Alternative Income Trust

(Name of Registrant as Specified in Its Charters)

_____________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14(a)-6(i)(1) and 0-11.

XAI OCTAGON FLOATING RATE & ALTERNATIVE INCOME TRUST

321 North Clark Street
Chicago, Illinois 60654

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on May 21, 2024

Notice is hereby given to the shareholders of XAI Octagon Floating Rate & Alternative Income Trust (“XFLT” or the “Trust”) that the annual meeting of shareholders of the Trust (the “Annual Meeting”) will be held at the offices of the Trust’s investment adviser, XA Investments LLC, 321 North Clark Street, Suite 2430, Chicago, Illinois 60654 on Tuesday, May 21, 2024, at 8:30 a.m. (Central time).

The Annual Meeting is being held for the following purposes:

1.      To elect the Trustee nominees named in the accompanying proxy statement, as follows:

(a)     Theodore J. Brombach as a Class I Trustee to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class, to serve until the Trust’s 2027 annual meeting of shareholders or until his successor shall have been elected and qualified.

(b)    Danielle Cupps as a Class I Trustee to be elected by the holders of Preferred Shares, voting as a separate class, to serve until the Trust’s 2027 annual meeting of shareholders or until her successor shall have been elected and qualified.

2.      To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof.

THE BOARD OF TRUSTEES OF THE TRUST (THE “BOARD”), INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEES OF THE BOARD.

The Board has fixed the close of business on March 28, 2024 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments, postponements or delays thereof.

It is important that your shares be represented at the Annual Meeting in person or by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage paid envelope provided or vote via telephone or the Internet pursuant to the instructions on the enclosed proxy card so you will be represented at the Annual Meeting. If you attend the Annual Meeting and wish to vote during the Annual Meeting, you will be able to do so and your vote at the Annual Meeting will revoke any proxy you may have submitted. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

By order of the Board:
/s/ Theodore J. Brombach
Theodore J. Brombach
Trustee, President and Chief Executive Officer

Chicago, Illinois
April 12, 2024

YOUR VOTE IS IMPORTANT

PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR VOTE VIA TELEPHONE OR THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IN ORDER TO SAVE THE TRUST ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY CARD OR VOTE VIA TELEPHONE OR THE INTERNET PROMPTLY.

IF YOU WISH TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON, YOU WILL BE ABLE TO DO SO. IF YOU INTEND TO ATTEND THE ANNUAL MEETING IN PERSON AND YOU ARE A RECORD HOLDER OF SHARES, IN ORDER TO GAIN ADMISSION YOU MUST SHOW PHOTOGRAPHIC IDENTIFICATION, SUCH AS YOUR DRIVER’S LICENSE. IF YOU INTEND TO ATTEND THE ANNUAL MEETING IN PERSON AND YOU HOLD YOUR SHARES THROUGH A BANK, BROKER OR OTHER CUSTODIAN, IN ORDER TO GAIN ADMISSION YOU MUST SHOW PHOTOGRAPHIC IDENTIFICATION, SUCH AS YOUR DRIVER’S LICENSE, AND SATISFACTORY PROOF OF OWNERSHIP OF SHARES, SUCH AS YOUR VOTING INSTRUCTION FORM (OR A COPY THEREOF) OR BROKER’S STATEMENT INDICATING OWNERSHIP AS OF THE RECORD DATE. IF YOU HOLD YOUR SHARES IN A BROKERAGE ACCOUNT OR THROUGH A BANK OR OTHER NOMINEE, YOU WILL NOT BE ABLE TO VOTE IN PERSON AT THE ANNUAL MEETING UNLESS YOU HAVE PREVIOUSLY REQUESTED AND OBTAINED A “LEGAL PROXY” FROM YOUR BROKER, BANK OR OTHER NOMINEE AND PRESENT IT AT THE ANNUAL MEETING.

XAI OCTAGON FLOATING RATE & ALTERNATIVE INCOME TRUST (NYSE: XFLT)

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS

To be held on May 21, 2024

This proxy statement (“Proxy Statement”) is furnished to the holders of common shares of beneficial interest, par value $0.01 per share (“Common Shares”) and the holders of 6.50% Series 2026 Term Preferred Shares, par value $0.01 per share, 6.00% Series 2029 Convertible Preferred Shares, par value $0.01 per share, and 6.95% Series 2029 Convertible Preferred Shares, par value $0.01 per share (collectively, “Preferred Shares” and, together with the Common Shares, “Shares”) of XAI Octagon Floating Rate & Alternative Income Trust (the “Trust”) in connection with the solicitation by the Board of Trustees of the Trust (the “Board”) of proxies to be voted at the annual meeting of shareholders of the Trust and any adjournments, postponements or delays thereof (the “Annual Meeting”). The Annual Meeting will be held at the offices of the Trust’s investment adviser, XA Investments LLC, 321 North Clark Street, Suite 2430, Chicago, Illinois 60654 on Tuesday, May 21, 2024, at 8:30 a.m. (Central time).

This document will give you the information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Shareholders (the “Notice”). Much of the information in this Proxy Statement is required under rules of the Securities and Exchange Commission (“SEC”). If there is anything you do not understand, please contact the Trust at (888) 903-3358.

The Trust will furnish to any shareholder, without charge, a copy of the Trust’s most recent annual and semi-annual report to shareholders upon request. Requests should be directed to the Trust, c/o XA Investments LLC, 321 North Clark Street, Suite 2430, Chicago, Illinois 60654, or by calling (888) 903-3358.

The Notice, this Proxy Statement and the enclosed proxy card(s) are first being sent to the Trust’s shareholders on or about April 21, 2024.

•        Why is a shareholder meeting being held?

The Trust’s Common Shares and 6.50% Series 2026 Term Preferred Shares are listed on the New York Stock Exchange (“NYSE”), and the Trust’s governing documents and the rules of the NYSE require the Trust to hold an annual meeting of shareholders to elect Trustees each fiscal year.

•        What proposal will be voted on?

The Annual Meeting is being held to elect the Trustee nominees named in this Proxy Statement (Theodore J. Brombach and Danielle Cupps) as Class I Trustees to serve until the Trust’s 2027 annual meeting of shareholders or until their respective successors shall have been elected and qualified (the “Proposal”).

•        Will your vote make a difference?

Yes! Your vote is important and could make a difference in the governance of the Trust, no matter how many shares you own.

•        Who is asking for your vote?

The enclosed proxy card is solicited by the Board for use at the Annual Meeting to be held on Tuesday, May 21, 2024, and, if the Annual Meeting is adjourned, postponed or delayed, at any later meetings, for the purposes stated in the Notice.

•        How does the Board recommend that shareholders vote on the Proposal?

The Board unanimously recommends that you vote “FOR” each of the nominees of the Board. The Board has reviewed the qualifications and backgrounds of the Board’s nominees. The Board has approved the nominees named in this Proxy Statement and believes their election is in your best interests.

•        Who is eligible to vote?

Shareholders of record of the Trust at the close of business on March 28, 2024 (the “Record Date”) are entitled to attend the Annual Meeting and any adjournments, postponements or delays thereof and to vote on the Proposal applicable to their Shares. Each Share is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with your instructions.

•        How do you vote your Shares?

Whether or not you plan to attend the Annual Meeting, we urge you to complete the enclosed proxy card, date and sign it and return it promptly, or record your voting instructions by telephone or via the internet so your Shares will be represented at the Annual Meeting, no matter how large or small your holdings may be. Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the proxy card bearing the latest date.

If you wish to attend the Annual Meeting and vote in person, you will be able to do so. If you intend to attend the Annual Meeting in person and you are a record holder of Shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your Shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of Shares, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of the Record Date. If you hold your Shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

You may contact the Trust at (888) 903-3358 to obtain directions to the site of the Annual Meeting.

All Shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If any other business is brought before the Annual Meeting, your Shares will be voted at the proxies’ discretion. If you sign the proxy card, but do not fill in a vote, your Shares will be voted in accordance with the Board’s recommendation.

Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Trust a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

Broker-dealer firms holding Shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on the proposal before the Annual Meeting. The Trust understands that, under the rules of the NYSE, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The Proposal is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their Shares voted by broker-dealer firms in favor of the Proposal. A properly executed proxy card or other authorization by a beneficial owner of Shares that does not specify how the beneficial owner’s Shares should be voted on the Proposal may be deemed an instruction to vote such Shares in favor of the Proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your Shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

•        What vote is required to elect a Trustee nominee?

The affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum is present is necessary to elect a Trustee nominee.

•        How many Shares of the Trust were outstanding as of the record date?

At the close of business on the Record Date, the Trust had 58,383,951.17 Common Shares and 2,796,000 Preferred Shares outstanding.

THE PROPOSAL: TO ELECT TRUSTEES

The Trust’s governing documents and the rules of the NYSE require the Trust to hold an annual meeting of shareholders to elect Trustees each fiscal year. Shareholders are being asked to elect Trustees in the following manner:

To elect the Trustee nominees named in this Proxy Statement:

(a)     Theodore J. Brombach as a Class I Trustee to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class, to serve until the Trust’s 2027 annual meeting of shareholders or until his successor shall have been elected and qualified.

(b)    Danielle Cupps as a Class I Trustee to be elected by the holders of Preferred Shares, voting as a separate class, to serve until the Trust’s 2027 annual meeting of shareholders or until her successor shall have been elected and qualified.

Composition of the Board

The Trustees of the Trust are currently classified into three classes of Trustees. Set forth below are the current Class I Trustees, Class II Trustees and Class III Trustee of the Trust:

CLASS I TRUSTEES.    Theodore J. Brombach and Danielle Cupps* are the Class I Trustees of the Trust. The Class I Trustees are standing for re-election at the Annual Meeting.

CLASS II TRUSTEES.    Gregory G. Dingens and Philip G. Franklin* are the Class II Trustees of the Trust. The term of the Class II Trustees will continue until the 2025 annual meeting of shareholders or until their successors shall have been duly elected and qualified.

CLASS III TRUSTEE.    Scott Craven Jones and William T. Meyers are the Class III Trustees of the Trust. The term of the Class III Trustees will continue until the 2026 annual meeting of shareholders or until their successors shall have been duly elected and qualified.

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*        Designated for election by the holders of Preferred Shares, voting as a separate class.

Each Trustee nominee, if elected at the Annual Meeting, will hold office for three years or until his or her successor shall have been elected and qualified or until he or she resigns or is otherwise removed. The other Trustees of the Trust will continue to serve under their current terms and will stand for re-election at subsequent annual meetings of shareholders as indicated above.

Unless authority is withheld or other instructions are provided, it is the intention of the persons named in the proxy card to vote “FOR” the election of the Trustee nominees named above. Each of Theodore J. Brombach and Danielle Cupps has consented to serve as a Trustee if elected at the Annual Meeting. If a designated Trustee nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute Trustee nominee or nominees.

Trustee Biographical Information

Certain information concerning the Trustees (including the Trustee nominees) and the officers of the Trust is set forth in the tables below. Trustees who are not interested persons (as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) of the Trust are referred to herein as “Independent Trustees.” The Trustee who is classified as an interested person of the Trust is referred to herein as an “Interested Trustee.”

Name, Business Address(1) and Year of Birth	Position(s) Held with Trust	Term of Office(2) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
INDEPENDENT TRUSTEES:
Danielle Cupps Year of Birth: 1970	Trustee	Trustee since 2017	Former: Director, Digital Customer Engagement, McDonald’s Corporation (2019-2022); Managing Director, Kinzie Capital Partners (2018) (private equity); Managing Director, BLG Capital Advisors (2016-2018) (family office); Director, Finance and Chief of Staff to CFO, Boeing Company (2006-2012); Vice President, Code Hennessy & Simmons LLC (2000-2005) (private equity); Associate, Goldman, Sachs & Co. (1998-2000).	2	None.
Gregory G. Dingens Year of Birth: 1964	Trustee (Chair of the Board)	Trustee since 2017	Current: Executive Vice President, Monroe Financial Partners, Inc. (2006-present) (investment banking and trading); Member, Siena Capital Partners GP LLC (2006-present) (private investment fund); Director, Qwickrate LLC (2012-present) (online marketplace for financial institutions). Former: Managing Director, Lehman Brothers (2004-2006); Managing Director, Merrill Lynch (1993-2003).	2	None.
Philip G. Franklin Year of Birth: 1951	Trustee	Trustee since 2017	Former: Chief Financial Officer and Executive Vice President, Littelfuse, Inc. (1998-2016) (electronics components); Chief Financial Officer and Vice President, OmniQuip International (1995-1998) (construction equipment).	2	Current: TTM Technologies Inc. (2011-present); Chairman, Tribune Publishing Company (Tronc, Inc.) (2014-2021).
Scott Craven Jones Year of Birth: 1962	Trustee	Trustee since 2017	Current: Director, Carne Global Financial Services (US) LLC (2013-present); Managing Director, Park Agency, Inc. (2020-present).	2

Current: Madison Covered Call & Equity Strategy Fund (2021-present); Madison Funds (14 portfolios) (2019-present); Manager Directed Portfolios, a U.S. Bancorp series trust (9 portfolios) (2016-present).

Former: Guestlogix Inc. (2015-2016) (travel technology).

Name, Business Address(1) and Year of Birth	Position(s) Held with Trust	Term of Office(2) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
INTERESTED TRUSTEES:
Theodore J. Brombach* Year of Birth: 1963	Trustee, President and Chief Executive Officer	Trustee since 2017	Current: Co-Chief Executive Officer of XAI (2016-present); Co-Founding Partner of XMS Capital Partners, LLC (2006-present). Former: Co-Head of Midwest Investment Banking, Managing Director, Founding Member of Financial Sponsors Group at Morgan Stanley (1990-2006); Analyst, Kidder, Peabody & Co. (1985-1988).	2

Current: RiverWood Bank (2006-present); Power & Digital Infrastructure Acquisition II Corp. (Chair of the Board) (2021-present).

Former: Power & Digital Infrastructure Acquisition Corp. (Chair of the Board) (2020-2022).

William T. Meyers** Year of Birth: 1966	Trustee	Trustee since 2024	Current: President of Rivendell Financial Group, LLC (2021-present). Former: Senior Advisor at XA Investments, LLC (2021-2023); Senior Managing Director (2017-2020) of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC.	2	None.

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*        Mr. Brombach is an interested person of the Trust because of his position as an officer of the Adviser and certain of its affiliates.

**      Mr. Meyers is an interested person of the Trust because of his prior position as a Senior Adviser of the Adviser.

(1)      The business address of each Trustee of the Trust is 321 North Clark Street, Suite 2430, Chicago, Illinois 60654, unless otherwise noted.

(2)      See “Composition of the Board.”

(3)      The “Fund Complex” consists of the Trust and the Octagon XAI CLO Income Fund.

Trustee Qualifications

The Board has determined that each Trustee should serve as a Trustee of the Trust based on several factors (none of which alone is determinative). The Board believes that the Trustees have balanced and diverse experiences, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Trust and protecting the interests of shareholders. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: availability and commitment to attend meetings and perform the responsibilities of a Trustee; personal and professional background; educational background; financial expertise; ability to review critically, evaluate and discuss information provided to them; and ability to interact effectively with XA Investments LLC, the Trust’s investment adviser (the “Adviser”), Octagon Credit Investors, LLC, the Trust’s investment sub-adviser (the “Sub-Adviser”), other service providers, counsel, auditors and other trustees. Each Trustee’s ability to perform his duties effectively is evidenced by professional accomplishments; prior and current business, consulting and public service positions; service on boards of public and private companies and not-for-profit entities and other organizations; and prior experience in fields related to the operations of the Trust.

Following is a summary of various qualifications, experiences and skills of each Trustee (in addition to business experience during the past five years as set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Board. References to the qualifications, attributes and skills of Trustees do not constitute the holding out of any Trustee as being an expert under Section 7 of the Securities Act of 1933 or the rules and regulations of the SEC.

Theodore J. Brombach.    Mr. Brombach has served as a Trustee of the Trust since its inception in 2017. Through his over 30 years of investment experience in the financial industry, including as Co-Chief Executive Officer of XAI, founding partner of XMS Capital Partners, LLC, Chairman of Power & Digital Infrastructure Acquisition Corp., Chairman of Power & Digital Infrastructure Acquisition Corp. II, and Co-Head of Midwest Investment Banking at Morgan Stanley, Mr. Brombach is experienced in financial, regulatory and investment matters.

Danielle Cupps.    Ms. Cupps has served as a Trustee of the Trust since its inception in 2017. Through her experience as a Director of CEO & Financial Communications, at McDonald’s Corporation, Managing Director at Kinzie Capital Partners, a private equity firm, Managing Director at BLG Capital Advisors, a family office managing a global portfolio of alternative assets, in various roles, including Director of Corporate and Strategic Development and Chief of Staff in the Office of the Chief Financial Officer, at Boeing Company, Vice President at Code Hennessy & Simmons LLC, a private equity firm, and Associate in the private equity funds group at Goldman, Sachs & Co., Ms. Cupps is experienced in financial, regulatory and investment matters.

Gregory G. Dingens.    Mr. Dingens has served as a Trustee of the Trust since its inception in 2017. Through his over 25 years of investment management experience, including as Executive Vice President of Monroe Financial Partners, Inc., Member of Siena Capital Partners, a private investment fund, director of Qwickrate LLC, and Managing Director at both Lehman Brothers and Merrill Lynch, Mr. Dingens is experienced in financial, regulatory and investment matters.

Philip G. Franklin.    Mr. Franklin has served as a Trustee of the Trust since its inception in 2017. Through his experience as Chairman of Tribune Publishing Company, Chief Financial Officer and Executive Vice President of Littelfuse, Inc. and Chief Financial Officer and Vice President at OmniQuip International, Mr. Franklin is experienced in financial, accounting and regulatory matters.

Scott Craven Jones.    Mr. Jones has served as a Trustee of the Trust since its inception in 2017. Through his experience as a director at Carne Global Financial Services (US) LLC, Chief Operating Officer, Chief Financial Officer and Treasurer of Aurora Investment Management LLC, Executive Vice President and Chief Administrative Officer of Calamos Asset Management, Inc., Managing Director at Northern Trust Global Investments, in various roles at Nuveen Investments and as a trustee at various other fund complexes, Mr. Jones is experienced in financial, accounting, regulatory and investment matters.

William T. Meyers.    Mr. Meyers has served as a Trustee of the Trust since 2024. Through his over 35 years of investment management experience, including as President of Rivendell Financial Group, LLC, Senior Advisor at XA Investments, LLC, the Trust’s investment adviser, Senior Managing Director and Managing Director of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC and Senior Vice President of Nuveen, Mr. Meyers is experienced in financial, regulatory and investment matters.

Executive Officers

The following information relates to the executive officers of the Trust who are not Trustees. The officers of the Trust were appointed by the Board and will serve until their respective successors are chosen and qualified. The principal business address of each executive officer is 321 North Clark Street, Suite 2430, Chicago, Illinois 60654.

Name, Business Address(1) and Year of Birth	Position	Term of Office(2) and Length of Time Served	Principal Occupations During the Past Five Years
Kimberly Ann Flynn Year of Birth: 1977	Vice President	Officer since 2017

Current: President, XAI (2024-present).

Former: Managing Director, XAI (2016-2024); Senior Vice President, Head of Product Development (2013-2016), Vice President (2009-2013), Assistant Vice President (2007-2009) and Associate (2004-2007), Nuveen Investments.

Benjamin D. McCulloch Year of Birth: 1981	Chief Legal Officer and Secretary	Officer since 2019

Current: General Counsel & Managing Director (2019-present); Chief Compliance Officer (2021-present), XAI.

Former: Associate, Drinker Biddle & Reath LLP (2015-2019); Associate Counsel, First Trust Portfolios LP (2012-2015).

Name, Business Address(1) and Year of Birth	Position	Term of Office(2) and Length of Time Served	Principal Occupations During the Past Five Years
Derek Mullins Year of Birth: 1973 c/o PINE Advisors, LLC 501 S. Cherry St., Suite 1090 Denver, CO 80246	Chief Financial Officer and Treasurer	Officer since 2020

Current: Managing Partner, PINE Advisor Solutions, LLC (2018-present); Chief Financial Officer and Treasurer, Destra Investment Trust (2 portfolios) (2018-present); Chief Financial Officer and Treasurer, BlueBay Destra International & Event-Driven Credit Fund (2018-present); Chief Financial Officer and Treasurer, Destra Multi-Alternative Fund (2018-present); Chief Financial Officer and Treasurer, Primark Private Equity Investments Fund (2020-present), Chief Financial Officer and Treasurer, Bow River Capital Evergreen Fund (2020-present); Chief Financial Officer and Treasurer, Forum Real Estate Income Fund (2021-present)

Former: Director of Operations, ArrowMark Partners LLC (2009-2018), Chief Financial Officer and Treasurer, Meridian Fund, Inc. (2013-2018).

John “Yogi” Spence Year of Birth: 1962	Vice President	Officer since 2017	Current: Co-Chief Executive Officer, XAI (2016-present); Co-Founding Partner, XMS Capital Partners, LLC (2006-present).
Randi Roessler Year of Birth: 1981 c/o PINE Advisors, LLC 501 S. Cherry St., Suite 1090 Denver, CO 80246	Chief Compliance Officer	Officer since 2023

Current: Director, PINE Advisor Solutions, LLC (2023-present); Chief Compliance Officer, Destra Investment Trust (2 portfolios) (2023-present); Chief Compliance Officer, BlueBay Destra International & Event-Driven Credit Fund (2023-present); Chief Compliance Officer, Destra Multi-Alternative Fund (2023-present); Chief Compliance Officer, ONEFUND Trust (2023-present); Chief Compliance Officer, Boston Trust Walden Funds (10 portfolios) (2023-present); Chief Compliance Officer, IDX Funds (2 portfolios) (2023-present).

Former: Chief Compliance Officer Davis Selected Advisers, L.P., Davis Funds, Selected Funds, the Clipper Fund Trust, the Davis Fundamental ETF Trust, and Davis Distributors, LLC (2018-2023).

____________

(1)      The business address of each Officer of the Trust is 321 North Clark Street, Suite 2430, Chicago, Illinois 60654, unless otherwise noted.

(2)      Officers serve at the pleasure of the Board and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Mr. Mullins serves as Chief Financial Officer and Treasurer of the Trust, and Ms. Roessler serves as Chief Compliance Officer of the Trust, pursuant to an Amended and Restated Services Agreement between the Trust and PINE Advisors, LLC (“PINE”). The Trust pays PINE an annual fee, payable monthly, and reimburses of out-of-pocket expenses. Notwithstanding the Services Agreement, the designations of the Chief Financial Officer and Treasurer of the Trust and the Chief Compliance Officer of the Trust must be approved by the Board, including, in the case of the Chief Compliance Officer, a majority of the Independent Trustees.

Board Leadership Structure

The primary responsibility of the Board is to represent the interests of the Trust and to provide oversight of the management of the Trust. The Trust’s day-to-day operations are managed by the Adviser, the Sub-Adviser and other service providers who have been approved by the Board. The Board is currently comprised of six Trustees, four of whom (including the chairperson) are Independent Trustees and two of whom are classified as Interested Trustees. Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

The Board has appointed an independent chairperson, Gregory G. Dingens, who presides at Board meetings and who is responsible for, among other things, setting the tone of Board meetings and seeking to encourage open dialogue and independent inquiry among the Trustees and management. The Board meets regularly four times each year to discuss and consider matters concerning the Trust, and also holds special meetings to address matters arising between regular meetings. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone. The Board has established two standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees. The Board and its committees will meet periodically throughout the year to oversee the Trust’s activities, review contractual arrangements with service providers, review the Trust’s financial statements, oversee compliance with regulatory requirements, and review performance. The Independent Trustees are represented by independent legal counsel at Board and committee meetings and regularly meet outside the presence of Trust management. The Board has determined that this leadership structure, including an independent chairperson, a supermajority of Independent Trustees and committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Trust.

Board Committees

The Trustees have determined that the efficient conduct of the Trust’s affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. The standing committees of the Board are the Audit Committee and the Governance Committee.

Audit Committee.    Danielle Cupps, Gregory Dingens, Philip Franklin and Scott Craven Jones, who are Independent Trustees, serve on the Trust’s Audit Committee. Mr. Jones serves as chairperson of the Audit Committee and has been identified as the Audit Committee Financial Expert of the Trust. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Trust and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Trust’s financial statements and the audit thereof and acting as a liaison between the Board of Trustees and the Trust’s independent registered public accounting firm.

The Audit Committee presents the following report:

The Audit Committee oversees the Trust’s financial reporting process on behalf of the Board of Trustees and operates under a written charter adopted by the Board of Trustees. The Audit Committee meets with management of the Trust and the Trust’s independent registered public accounting firm and reports the results of its activities to the Board of Trustees. Management of the Trust has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the responsibilities of the Audit Committee and independent registered public accounting firm of the Trust, management of the Trust has advised that the Trust’s financial statements for the past fiscal year were prepared in conformity with the generally accepted accounting principles.

The Committee has reviewed and discussed with management and the independent registered public accounting firm of the Trust the audited financial statements of the Trust for the past fiscal year. The Audit Committee discussed with the Trust’s independent registered public accounting firm the matters required to be discussed by AS 1301 issued by the Public Company Accounting Oversight Board. The Audit Committee received the written disclosures and the letter from the Trust’s independent registered public accounting firm as required by Public Company Accounting Oversight Board’s Ethics & Independence Rule 3526 and has discussed with the Trust’s independent registered public accounting firm the independence of the Trust’s independent registered public accounting firm.

Based on the Audit Committee’s reviews and discussions referred to above, including its discussion with management and the Trust’s independent registered public accounting firm, the Audit Committee recommended to the Board of Trustees and approved, pursuant to authority delegated by Board of Trustees, that the audited financial statements be included in the Trust’s Annual Report for the past fiscal year.

Submitted by the Audit Committee of the Board of Trustees:

Danielle C. Cupps, Gregory G. Dingens, Philip G. Franklin and Scott Craven Jones

February 20, 2024

The Audit Committee is governed by a written Audit Committee Charter, which was approved by the Board on May 5, 2017. A copy of the Audit Committee Charter is available on the Fund’s website at www.xainvestments.com/XFLT.

Governance Committee.    Danielle Cupps, Gregory Dingens, Philip Franklin and Scott Craven Jones, who are Independent Trustees, serve on the Trust’s Governance Committee. Mr. Franklin serves as chairperson of the Governance Committee. The Governance Committee is responsible for recommending qualified candidates to the Board of Trustees in the event that a position is vacated or created. In considering trustee nominee candidates, the Governance Committee takes into account a wide variety of factors, including the overall diversity of the Board’s composition. The Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.

The Governance Committee would consider recommendations by shareholders if a vacancy were to exist. In considering candidates recommended to the Governance Committee by shareholders, the Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Governance Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. In order to be considered, such recommendations should be forwarded to the Secretary of the Trust, c/o XA Investments LLC, 321 North Clark Street, Suite 2430, Chicago, Illinois 60654.

The Governance Committee is governed by a written Governance Committee Charter, which was approved by the Board on May 5, 2017. A copy of the Governance Committee Charter is available on the Fund’s website at www.xainvestments.com/XFLT.

Beneficial Ownership of Securities

As of the December 31, 2023, each Trustee of the Trust beneficially owned equity securities of the Trust and all of the registered investment companies in the family of investment companies overseen by the Trustee in the dollar range amounts specified below.

Name	Number of Common Shares of the Trust Owned	Percentage of Outstanding Common Shares Owned	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Independent Trustees:
Danielle Cupps	30,000	*	Over $100,000	Over $100,000
Gregory G. Dingens	28,200	*	Over $100,000	Over $100,000
Philip G. Franklin	80,449	*	Over $100,000	Over $100,000
Scott Craven Jones	10,284	*	$50,001 – $100,000	$50,001 – $100,000

Interested Trustee:
Theodore J. Brombach(1)	484,646	1.0%	Over $100,000	Over $100,000
William T. Meyers	2,150	*	$10,001 – $50,000	$10,001 – $50,000

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(1)      The “Family of Investment Companies” consists of the Trust and the Octagon XAI CLO Income Fund.

(2)      In addition, the Adviser holds 10,205 Shares of the Trust, purchased to provide the Trust with over $100,000 of net capital as required by the 1940 Act. Mr. Brombach may be deemed to be a beneficial owner of the Shares held by the Adviser by virtue of his control over the Adviser.

*        Less than 1%.

As of the December 31, 2023, executive officers of the Trust, who are not Trustees, beneficially owned equity securities of the Trust in the following amounts:

Name	Number of Common Shares of the Trust Owned	Percentage of Outstanding Common Shares Owned
Kimberly Ann Flynn	40,200	*
Benjamin D. McCulloch	3,704	*
Derek Mullins	None	—
John “Yogi” Spence(1)	563,788	1.2%
Randi Roessler	None	—

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(1)      In addition, the Adviser holds 10,250 Common Shares of the Trust. Each of Mr. Brombach and Mr. Spence may be deemed to be a beneficial owner of the Common Shares held by the Adviser by virtue of his control over the Adviser.

*        Less than 1%.

As of the December 31, 2023, the Trustees and officers of the Trust as a group owned approximately 2.6% of the outstanding Common Shares of the Trust.

Trustee Compensation

The following table sets forth the compensation paid to each Trustee by the Trust and the total compensation paid to each Trustee by funds in the Fund Complex for the Trust’s fiscal year ended September 30, 2023. The Trust’s officers receive no compensation from the Trust but may be officers or employees of the Adviser and may receive compensation in such capacities.

Name(1)	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses(1)	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex(2) Paid to Trustee
Independent Trustees:
Danielle Cupps	$50,000	None	None	$50,000
Gregory G. Dingens	$60,000	None	None	$60,000
Philip G. Franklin	$55,000	None	None	$55,000
Scott Craven Jones	$60,000	None	None	$60,000

Interested Trustees
Theodore J. Brombach(3)	None	None	None	None
William T. Meyers(4)	None	None	None	None

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(1)      The Trust does not accrue or pay retirement or pension benefits to Trustees.

(2)      As of the date of this Statement, the Fund Complex consists of the Trust and the Octagon XAI CLO Income Fund.

(3)      Mr. Brombach is an interested person of the Trust because of his position as an officer of the Adviser and certain of its affiliates. Trustees who are officers or employees of the Adviser or its affiliates receive no compensation from the Trust.

(4)      Mr. Meyers is an interested person of the Trust because of his prior position as a Senior Adviser of the Adviser. Mr. Meyers did not receive any compensation from the Trust or the Fund Complex for the fiscal year ended September 31, 2023, as he was appointed as a Trustee effective January 1, 2024.

Trustee Communications

Shareholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board member(s) with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Secretary of the Trust, c/o XA Investments LLC, 321 North Clark Street, Suite 2430, Chicago, Illinois 60654. A shareholder communication must (i) be in writing and signed by the shareholder, (ii) provide contact information for the shareholder, (iii) identify that it relates to the Trust and (iv) identify the number of shares held by the shareholder.

Board Meetings

During the Trust’s fiscal year ended September 30, 2023, the Board held seven meetings, the Trust’s Audit Committee held four meetings, and the Trust’s Governance Committee held two meetings.

It is the Trust’s policy to invite Trustees to attend annual meetings of shareholders, either in person or telephonically. All of the Trustees attended the Trust’s annual meeting of shareholders held on June 8, 2023.

Shareholder Approval

The affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum is present is necessary to elect a Trustee nominee. The holders of Shares will have equal voting rights (i.e., one vote per Share). Abstentions will have the same effect as votes against the proposal. “Broker non-votes” (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will have no effect on the outcome of the vote on the Proposal.

Board Recommendation

The Board, including the Independent Trustees, unanimously recommends that shareholders of the Trust vote “FOR” each nominee of the Board.

ADDITIONAL INFORMATION

Further Information About Voting and the Annual Meeting

Quorum.    The holders of a majority of the Shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum at such meeting of the shareholders for purposes of conducting business on such matter. Abstentions and broker non-votes will be counted as Shares present at the Annual Meeting for quorum purposes.

Record Date.    The Board has fixed the close of business on March 28, 2024 as the Record Date for the determination of shareholders of the Trust entitled to notice of, and to vote at, the Annual Meeting. Shareholders of the Trust as of the close of business on the Record Date will be entitled to one vote for each Share held and a fractional vote with respect to fractional Shares with no cumulative voting rights.

How to Vote Your Shares.    Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet so your Shares will be represented at the Annual Meeting. Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the proxy card bearing the latest date.

All Shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If any other business is brought before the Annual Meeting, your Shares will be voted at the proxies’ discretion. If you sign the proxy card, but don’t fill in a vote, your Shares will be voted in accordance with the Board’s recommendation.

Shareholders who execute proxy cards or record voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Trust a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

Attending the Annual Meeting.    If you wish to attend the Annual Meeting and vote in person, you will be able to do so. If you intend to attend the Annual Meeting in person and you are a record holder of Shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your Shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of Shares, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of the Record Date. If you hold your Shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the annual meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting. You may contact the Trust at (888) 903-3358 to obtain directions to the site of the Annual Meeting.

Additional Information Regarding Voting.    Broker-dealer firms holding Shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on the proposal before the Annual Meeting. The Trust understands that, under the rules of the NYSE, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The Proposal is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their Shares voted by broker dealer firms in favor of the Proposal. A properly executed proxy card or other authorization by a beneficial owner of Shares that does not specify how the beneficial owner’s Shares should be voted on the Proposal may be deemed an instruction to vote such Shares in favor of the Proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your Shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 21, 2024

This Proxy Statement is available on the Internet at www.proxyvote.com.

Adviser

XA Investments LLC serves as the investment adviser to the Trust and is responsible for overseeing the Trust’s overall investment strategy and its implementation, including the use of leverage by the Trust. The Adviser is an investment adviser registered under the Investment Advisers Act of 1940 and acts as investment adviser to certain other management investment companies. The Adviser is a Delaware limited liability company, with its principal offices located at 321 North Clark Street, Suite 2430, Chicago, Illinois 60654. The Adviser is controlled by Theodore J. Brombach, Co-Chief Executive Officer of the Adviser and a founding partner of XMS Capital Partners, LLC, and John “Yogi” Spence, Co-Chief Executive Officer of the Adviser and a founding partner of XMS Capital Partners, LLC.

XAI was founded by the principals of XMS Capital Partners, LLC in April 2016. The Adviser’s leadership team believes that the investing public needs better access to a broader range of alternative investment strategies and managers. The Adviser sponsors registered investment companies designed to provide investors with access to institutional-caliber alternative investments, by partnering with established alternative asset managers selected from numerous alternative credit managers, hedge fund managers and private debt and equity firms to sub-advise the Adviser’s funds. As of March 31, 2024, the Adviser managed approximately $622 million in assets. The Adviser is located at 321 North Clark Street, Suite 2430, Chicago, Illinois 60654.

Sub-Adviser

Octagon Credit Investors, LLC (the “Sub-Adviser”) acts as investment sub-adviser to the Trust and is responsible for investing the Trust’s assets. The Sub-Adviser is an investment adviser registered under the Advisers Act. The Sub-Adviser is a Delaware limited liability company, with its principal offices located at 250 Park Avenue, 15th Floor, New York, NY 10177. Octagon Credit Investors, LLC is majority-owned by Conning & Company, which is an indirect subsidiary of Generali Investments Holding S.p.A., Ltd., an entity comprising the majority of asset management activities of Generali Group.

The Sub-Adviser’s experienced team of investment professionals has worked together for many years and managed funds through multiple credit cycles over Octagon’s 25-plus year history. The Sub-Adviser currently manages $34.4 billion in assets under management as of March 31, 2024 across 52 collateralized loan obligations, 14 commingled funds and 18 separately managed accounts.

Administrator

ALPS Fund Services Inc., located at 1290 Broadway, Suite 1100, Denver, CO 80203, serves as administrator to the Trust.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd. (“Cohen & Company”), has been selected as the Trust’s independent registered public accounting firm by the Audit Committee and ratified by a majority of the Board, including all of the Independent Trustees, to audit the accounts of the Trust for the fiscal year ending September 30, 2024. The Trust does not know of any direct or indirect financial interest of Cohen & Company in the Trust. Representatives of Cohen & Company will be invited to attend the Annual Meeting either in person or telephonically and will have the opportunity to make a statement and to answer questions if they desire to do so.

Audit Fees

The aggregate fees billed for professional services rendered by Cohen & Company for the fiscal years ended September 30, 2023 and September 30, 2022 for the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements was $90,000 and $90,000, respectively.

Audit-Related Fees

The aggregate fees billed for the fiscal years ended September 30, 2023 and September 30, 2022 for assurance and related services rendered by Cohen & Company that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported under “Audit Fees” was $0, and $12,910, respectively.

Tax Fees

The aggregate fees billed for the fiscal years ended September 30, 2023 and September 30, 2022 for professional services rendered by Cohen & Company for tax compliance, tax advice, and tax planning was $15,000 and $15,000, respectively. These fees are comprised of fees relating income tax return preparation fees, excise tax return preparation fees and review of dividend distribution calculation fees.

All Other Fees

The aggregate fees billed for the fiscal years ended September 30, 2023 and September 30, 2022 for products and services provided by Cohen & Company, other than the services reported under “Audit Fees,” “Audit-Related Fees” or “Tax Fees,” was $0 and $0, respectively.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed by the Trust’s accountants for services rendered to the Trust, and rendered to the Trust’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust for the last two fiscal years ended September 30, 2023 and September 30, 2022 was $0 and $0, respectively.

Audit Committee’s Pre-Approval Policies and Procedures

For the Trust’s two most recently completed fiscal years ended September 30, 2022 and September 30, 2023, respectively, the Audit Committee approved the engagement of the Trust’s independent registered public accounting firm to provide all audit services. For the Trust’s two most recently completed fiscal years ended September 30, 2022 and September 30, 2023, no other services were provided by the Trust’s independent registered public accounting firm to the Trust, the Trust’s investment adviser or any entity controlling, controlled by, or under common control with the Trust’s investment adviser that provides ongoing services to the Trust.

For the Trust’s two most recently completed fiscal years ended September 30, 2022 and September 30, 2023, none of the services described above were approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 30(h) of the 1940 Act require the Trust’s officers and Trustees, certain officers of the Adviser, affiliated persons of the Adviser, and persons who beneficially own more than ten percent of the Trust’s shares to file certain reports of ownership (“Section 16 filings”) with the SEC. Based upon the Trust’s review of such Section 16 filings, the Trust believes that for its fiscal year ended September 30, 2023, all filings applicable to such persons were completed and filed on time and in good order.

Principal Shareholders

The following table lists each person who, to the knowledge of the Trust, beneficially owned more than 5% of any class of equity securities of the Trust as of the Record Date. The information contained in this table is based on the Trust’s review of Schedule 13D, Schedule 13G and other regulatory filings.

Shareholder Name and Address	Class of Shares	Share Holdings		Percentage Owned
Karpus Management, Inc. d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	6.50% Series 2026 Term Preferred Shares	255,122	(1)	24.53%
Eagle Point Credit Management LLC 600 Steamboat Road, Suite 202 Greenwich, CT 06830	Common Shares	3,546,854	(2)	6.75%

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(1)      Based on a Schedule 13G filed with the SEC on February 13, 2024.

(2)      Based on a Schedule 13G filed with the SEC on February 8, 2024.

Additional Information Regarding the Solicitation

Certain Preferred Shares and Common Shares have been purchased by clients (“Purchasers”) of Eagle Point Credit Management LLC (“Eagle Point”). Pursuant to letter agreements by and among the Trust, Eagle Point and the Purchasers, the Purchasers and Eagle Point have granted the Trust an irrevocable proxy to vote at any annual meeting or special meeting of shareholders of the Trust in the same proportion as the vote of all other holders all Preferred Shares or Common Shares, as applicable, held by the Purchasers, Eagle Point, any other person controlled by the parent company of Eagle Point, or any other investment vehicles or accounts sponsored or managed by Eagle Point or any person controlled by the parent company of Eagle Point, or which Eagle Point or any person controlled by the parent company of Eagle Point otherwise has or shares the power to vote, or to direct the voting of, as of the record date for the applicable annual or special meeting of shareholders of the Trust.

Delaware Statutory Trust Act — Control Share Acquisitions

Because the Trust is organized as a Delaware statutory trust, it is subject to the control share acquisition statute (the “Control Share Statute”) contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA”), which became automatically applicable to listed closed-end funds, such as the Trust, upon its effective date of August 1, 2022 (the “Effective Date”).

The Control Share Statute provides for a series of voting power thresholds above which Shares are considered control shares. The first such threshold is 10% or more, but less than 15%, of all voting power. Voting power is defined by the Control Share Statute as the power to directly or indirectly exercise or direct the exercise of the voting power of Trust shares in the election of Trustees. Whether a voting power threshold is met is determined by aggregating the holdings of the acquirer as well as those of its “associates,” as defined by the Control Share Statute.

Once a threshold is reached, an acquirer has no voting rights under the DSTA or the governing documents of the Trust with respect to Shares acquired in excess of that threshold (i.e., the “control shares”) unless approved by shareholders or exempted by the Board of Trustees. Approval by shareholders requires the affirmative vote of two-thirds of all votes entitled to be cast on the matter, excluding Shares held by the acquirer and its associates as well as Shares held by certain insiders of the Trust. The Control Share Statute provides procedures for an acquirer to request a shareholder meeting for the purpose of considering whether voting rights shall be accorded to control shares. Further approval by the Trust’s shareholders would be required with respect to additional acquisitions of control shares above the next applicable threshold level.

The Control Share Statute effectively allows non-interested shareholders to evaluate the intentions and plans of an acquiring person above each threshold level.

Alternatively, the Board of Trustees is permitted, but not obligated, to exempt specific acquisitions or classes of acquisitions of control shares, either in advance or retroactively. As of the date hereof, the Board of Trustees has not exempted, and has no present intention to exempt, any acquisition or class of acquisitions.

The Control Share Statute does not retroactively apply to acquisitions of Shares that occurred prior to the Effective Date. However, such Shares will be aggregated with any Shares acquired after the Effective Date for purposes of determining whether a voting power threshold is exceeded, resulting in the newly acquired Shares constituting control shares.

The Control Share Statute requires shareholders to disclose to the Trust any control share acquisition within 10 days of such acquisition and, upon request, to provide any information that the Board of Trustees reasonably believes is necessary or desirable to determine whether a control share acquisition has occurred.

Some uncertainty around the general application under the 1940 Act of state control share statutes exists as a result of recent federal and state court decisions that have found that certain control share by-laws and the opting in to certain state control share statutes violated the 1940 Act. Additionally, in some circumstances uncertainty may also exist in how to enforce the control share restrictions contained in state control share statutes against beneficial owners who hold their shares through financial intermediaries.

The foregoing is only a summary of certain aspects of the Control Share Statute. Shareholders should consult their own legal counsel to determine the application of the Control Share Statute with respect to their Shares of the Trust and any subsequent acquisitions of Shares.

Privacy Principles of the Trust

The Trust is committed to maintaining the privacy of its shareholders and to safeguarding their non-public, personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share information with select other parties.

Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public, personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public, personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third-party administrator).

The Trust restricts access to non-public, personal information about its shareholders to employees of the Adviser and its delegates and affiliates with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public, personal information of its shareholders.

Deadline for Shareholder Proposals

The Trust’s by-laws require compliance with certain procedures for a shareholder to properly make a nomination for election as a Trustee or to propose other business for the Trust. If a shareholder who is entitled to do so under the by-laws wishes to nominate a person or persons for election as a Trustee or propose other business for the Trust, that shareholder must provide a written notice to the Secretary of the Trust at the Trust’s principal executive offices. Such notice must include certain information about the proponent and the proposal, or in the case of a nomination, the nominee. A copy of the by-laws, which include the provisions regarding the requirements for shareholder nominations and proposals, may be obtained by writing to the Secretary of the Trust, c/o XA Investments LLC, 321 North Clark Street, Suite 2430, Chicago, Illinois 60654. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the by-laws.

Shareholder proposals intended for inclusion in the Trust’s proxy statement in connection with the Trust’s 2025 annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Trust at the Trust’s principal executive offices by December 23, 2024 in order to be considered for inclusion in the Trust’s proxy statement. Timely submission of a proposal does not necessarily mean that such proposal will be included in the Trust’s proxy statement.

A proposal, other than a proposal submitted pursuant to Rule 14a-8, must be received by the Trust’s Secretary at the Trust’s principal executive offices not earlier than January 21, 2025 and not later than February 20, 2025 (which is also the date after which shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act would not be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act). If a proposal is not “timely” within the meaning of Rule 14a-4(c), then the persons named as proxies in the proxies solicited by the Board for the 2025 annual meeting of shareholders may exercise discretionary voting power with respect to any such proposal.

Expenses of Proxy Solicitation

The cost of soliciting proxies will be borne by the Trust. Certain officers of the Trust and certain officers and employees of the Adviser (none of whom will receive additional compensation therefore), may solicit proxies by telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies and will be reimbursed by the Trust for such out-of-pocket expenses.

Other Matters

The management of the Trust knows of no other matters that are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

Failure of a quorum to be present at the Annual Meeting may result in an adjournment. The chairperson of the Annual Meeting may move for an adjournment to permit further solicitation of proxies if the chair determines that adjournment and further solicitation are reasonable and in the best interests of shareholders. Any adjourned meeting or meetings may be held without the necessity of another notice. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be treated as shares that are present at the meeting.

Please vote promptly by signing and dating each enclosed proxy card and returning it in the accompanying postage-paid return envelope or by following the enclosed instructions to vote by telephone or over the Internet.

April 12, 2024

XAI OCTAGON FLOATING RATE & ALTERNATIVE INCOME TRUST C/O PARALEL 1700 BROADWAY, SUITE 1850 DENVER, CO 80290 SCAN TO VIEW MATERIALS & VOTE To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V40371-P09018 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Trustees recommends you vote FOR the nominee listed. 1. Election of Class I Trustee to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class, to serve until the Trust’s 2027 annual meeting of shareholders or until his successor shall have been elected and qualified. Nominee: 1a. Theodore J. Brombach For Against Abstain 2. To transact such other business as may properly come before the meeting or any adjournments, postponements or delays thereof. Please complete, date and sign this proxy and return it promptly in the enclosed envelope. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement is available at www.proxyvote.com. V40372-P09018 Solicited on Behalf of the Board of Trustees XAI OCTAGON FLOATING RATE & ALTERNATIVE INCOME TRUST ANNUAL MEETING OF SHAREHOLDERS May 21, 2024 The undersigned shareholder of XAI Octagon Floating Rate & Alternative Income Trust (the “Trust”) hereby appoints Benjamin McCulloch and Kimberly Ann Flynn, and either of them, the proxies of the undersigned, with full power of substitution, to represent and vote all of the shares of the Trust standing in the name of the undersigned at the close of business on March 28, 2024, at an Annual Meeting of Shareholders that will be held at the offices of the Trust’s investment adviser, XA Investments LLC, 321 North Clark Street, Suite 2430, Chicago, Illinois 60654 on Tuesday, May 21, 2024, at 8:30 a.m. (Central Time)and at any and all adjournments, postponements or delays thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting. SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF. PLEASE SIGN AND DATE ON THE REVERSE SIDE

XAI OCTAGON FLOATING RATE & ALTERNATIVE INCOME TRUST C/O PARALEL 1700 BROADWAY, SUITE 1850 DENVER, CO 80290 SCAN TO VIEW MATERIALS & VOTE To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V40373-P09018 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Trustees recommends you vote FOR the nominees listed. 1. Election of Class I Trustee to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class, to serve until the Trust’s 2027 annual meeting of shareholders or until his successor shall have been elected and qualified. Nominee: 1a. Theodore J. Brombach Election of Class I Trustee to be elected by the holders of of Preferred Shares, voting as a separate class, to serve until the Trust’s 2027 annual meeting of shareholders or until her successor shall have been elected and qualified. Nominee: 1b. Danielle Cupps 2. To transact such other business as may properly come before the meeting or any adjournments, postponements or delays thereof. Please complete, date and sign this proxy and return it promptly in the enclosed envelope. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date FOR Against Abstain

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement is available at www.proxyvote.com. V40372-P09018 Solicited on Behalf of the Board of Trustees XAI OCTAGON FLOATING RATE & ALTERNATIVE INCOME TRUST ANNUAL MEETING OF SHAREHOLDERS May 21, 2024 The undersigned shareholder of XAI Octagon Floating Rate & Alternative Income Trust (the “Trust”) hereby appoints Benjamin McCulloch and Kimberly Ann Flynn, and either of them, the proxies of the undersigned, with full power of substitution, to represent and vote all of the shares of the Trust standing in the name of the undersigned at the close of business on March 28, 2024, at an Annual Meeting of Shareholders that will be held at the offices of the Trust’s investment adviser, XA Investments LLC, 321 North Clark Street, Suite 2430, Chicago, Illinois 60654 on Tuesday, May 21, 2024, at 8:30 a.m. (Central Time)and at any and all adjournments, postponements or delays thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting. SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF. PLEASE SIGN AND DATE ON THE REVERSE SIDE